Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of NatureWell, Incorporated (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James R. Arabia, President and Chief Executive Officer of the Company, certify, pursuant section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

/s/ James R. Arabia
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James R. Arabia
Chairman of Board
and Chief Executive Officer
October 15, 2003

In connection with the Annual Report on Form 10-QSB of NatureWell, Incorporated (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert T. Malasek, Treasurer and Chief Financial Officer of the Company, certify, pursuant section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

/s/ Robert Malasek
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Robert T. Malasek
Treasurer, and Chief Financial Officer
(Principal Financial and Accounting Officer)
October 15, 2003